EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
CET SERVICES, INC.
PURSUANT TO 18 U.S.C. SECTION 1350
     I certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of CET Services, Inc. for the period ending June 30, 2005:
     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of CET Services, Inc.
           /s/ Dale W. Bleck

Dale W. Bleck
Chief Financial Officer
August 12, 2005
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to CET Services, Inc. and will be retained by CET Services, Inc. and furnished to the Securities and Exchange Commission upon request.